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                                                              New York, New York
                                                               November 14, 2001

To: the Representatives
    named in Schedule I
    hereto of the Underwriters
    named in Schedule II hereto

Dear Sirs:

      FleetBoston Financial Corporation, a Rhode Island corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its debt securities identified in
Schedule I hereto (the "Debt Securities"), to be issued under an indenture, dated as of December 6, 1999 (the "Indenture"), between the Company and the trustee named in Schedule I hereto (the "Trustee"). If so indicated on Schedule I hereto, the Company also proposes to issue warrants (the "Warrants") to purchase the aggregate principal amount listed in Schedule I hereto of the debt securities identified in Schedule I hereto (the "Warrant Securities"). The Warrants, if any, are to be issued pursuant to the Warrant Agreement listed in
Schedule I hereto (the "Warrant Agreement") between the Company and the Warrant Agent listed in Schedule I hereto (the "Warrant Agent"). The Debt Securities and the Warrants, if any, are hereinafter referred to as the "Purchased Securities". The Purchased Securities and the Warrant Securities, if any, are referred to herein as the "Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

      Section 1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

      (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

            (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Rule 434 Delivery Alternative is used, the Company will also file the Rule 434 Term Sheet in accordance with Rule 434. As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

            (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Rule 434 Delivery Alternative is used, the Company will also file the Rule 434 Term Sheet in accordance with Rule 434. As filed, such Rule 434 Term Sheet shall contain all the information required by Rule 434, and except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the

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      Company will also file a Rule 462(b) Registration Statement in accordance with Rule 462(b).

      (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
(ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto).

      (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. If the Rule 434 Delivery Alternative is used, such term shall also include the Basic Prospectus and the Rule 434 Term Sheet, taken together. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so

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amended. Such term shall include any Rule 430A Information and Rule 434
Information deemed to be included therein at the Effective Date as provided by Rule 430A and Rule 434, respectively. "Rule 415", "Rule 424", "Rule 430A", "Rule 434", "Rule 462(b)" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 434 Delivery Alternative" shall mean the delivery alternative permitted by Rule
434. "Rule 434 Information" shall mean any information to be included in a Rule 434 Term Sheet. "Rule 434 Term Sheet" shall mean the term sheet or abbreviated term sheet delivered by the Underwriters to investors and filed by the Company with the Commission pursuant to Rule 434. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the final Delayed Offering covered by the initial Registration Statement. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

      Section 2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

      If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed

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Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in
Schedule II hereto less the aggregate principal amount of Contract Securities.

      Section 3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in
Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by either certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or in Federal or similar same day funds as set forth in Schedule I to an account specified by the Company. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

      The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

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      Section 4. Agreements. The Company agrees with the several Underwriters that:

      (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement or Rule 462(b) Registration Statement to which you reasonably object in writing; provided, however, that the foregoing shall not apply to any of the Company's filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which such filings the Company will cause to be delivered to the Representatives promptly after being transmitted for filing with the Commission. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. If the Rule 434 Delivery Alternative is used, the Company will also cause the Rule 434 Term Sheet, properly completed, to be filed with the Commission pursuant to Rule 434 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request, the Company will cause the Rule 462(b) Registration Statement, properly completed, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Final Prospectus, any supplement thereto or any Rule 434 Term Sheet shall have been filed with the Commission pursuant to Rule 424(b), or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

      (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.


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      (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

      (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

      (e) The Company will cooperate with the Representatives in connection with the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any senior debt securities (other than the Securities).

      Section 5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

      (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b), or if the filing of the Rule 434 Term Sheet is required pursuant to Rule 434, the Rule 434 Term Sheet will be filed in the manner and within the time period required by Rule 434; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (b) The Company shall have furnished to the Representatives the opinion of Edwards & Angell, counsel for the Company, dated the Closing Date, to the effect that:

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         (i) each of the Company and Fleet National Bank ("FNB") has been duly organized and is validly existing as a corporation or national banking association under the laws of the jurisdiction in which it is organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus; the Company is duly qualified to do business as a foreign corporation under the laws of the State of New York and the Commonwealth of Massachusetts and neither the Company nor FNB is required to be qualified to do business as a foreign corporation under the laws of any other jurisdiction, except to the extent that the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise; and the Company is duly registered as a financial holding company under the Bank Holding Company Act of 1956, as amended;

         (ii) all of the outstanding shares of the capital stock of FNB have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. Section 55) nonassessable, and, except as otherwise set forth or incorporated by reference in the Final Prospectus, all outstanding shares of capital stock of FNB are owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

         (iii) the Purchased Securities conform in all material respects to the description thereof contained in the Final Prospectus;

         (iv) the Indenture and the Warrant Agreement, if any, have been duly authorized, executed and delivered; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture and the Warrant Agreement, if any, constitute legal, valid and binding instruments enforceable against the Company in accordance with their respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to the availability of equitable remedies which are discretionary with the courts); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered pursuant to the Warrant Agreement, in the case of Warrant Securities, and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

         (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus or incorporated by reference therein, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

         (vi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), or if the Rule 434 Delivery Alternative was used, the required filing of the Rule 434 Term Sheet has been made in the manner and time period required by Rule 434; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that at the Closing Date the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (vii) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

         (viii) without expressing any opinion with respect to the Warrant Securities, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

         (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the terms of any material indenture or other material agreement or material instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except in each such case where conflicts, breaches and defaults would not have a material adverse effect on the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or on the Company's ability to make payments on the Notes, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company; and

         (x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Rhode Island or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         (c) The Representatives shall have received from Sidley Austin Brown & Wood LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the President, any Vice Chairman, or any Vice President and the principal financial or accounting officer or the treasurer or any assistant treasurer of the Company or any Vice Chairman, dated the Closing Date, to the effect that the signers of such certificate have examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

         (e) At the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited consolidated condensed financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive and audit committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                           (1) the amounts in the unaudited "Summary
                  Consolidated Financial Data", if any, included in the Final Prospectus do not agree with the corresponding amounts in the audited consolidated condensed financial statements or analyses prepared by the Company from which such amounts were derived; or

                           (2) any unaudited consolidated financial statements
                  included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited consolidated condensed financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                           (3) with respect to the period subsequent to the date
                  of the most recent consolidated financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year; in consolidated net interest income, consolidated net interest income after provision for possible loan losses, consolidated income before income taxes or in total or per share amounts of consolidated net income of the Company, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                           (4) the amounts included in any unaudited "capsule"
                  information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; and

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
         Exhibit 12 to the Registration Statement, including the information set forth under the captions "FleetBoston Financial Corporation" and "Consolidated Ratios of Earnings to Fixed Charges" in the Final Prospectus, the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

         References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

         (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

         (g) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating.

         (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         (j) If the Securities are to be listed on any stock exchange, the Company agrees that authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company will file a preliminary listing application and has filed or will file all required supporting documents with respect to the Securities with such stock exchange and the Company has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         Section 6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         Section 7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented) unless the Company has failed to timely furnish to the Underwriters copies of the Final Prospectus in accordance with Section 4(d) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the second and fifth paragraphs and the second sentence of the third paragraph under the heading "UNDERWRITING" and, if
Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 7 is for any reason held by a court to be unavailable or is otherwise insufficient, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph
(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d). The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion in their respective underwriting commitments and not joint.

         Section 8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         Section 9. Selling Restrictions. The Securities are offered for sale in the United States and in jurisdictions outside the United States subject to applicable law. Each Underwriter understands that no action has been taken to permit a public offering of the Securities in any jurisdiction outside the United States where action would be required for such purpose. Schedule IV hereof details certain selling restrictions relating to the Securities. Each of the Underwriters and each of its affiliates agrees that it will not offer, sell or deliver any of the Securities, directly or indirectly, or distribute the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or any other offering material relating to the Securities in or from any jurisdiction except under circumstances that will result in compliance with the applicable laws and regulations and which will not impose any obligation on the Company except as set forth herein.

         Section 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York state authorities, (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls which will, in the reasonable judgment of a majority in interest of the Underwriters, including any Representatives, prejudice materially the success of the proposed issue, sale or disposition of the Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) any major disruption of settlements of securities clearance services in the United States which will, in the reasonable judgment of a majority in interest of the Underwriters, including any Representatives, prejudice materially the success of the proposed issue, sale or disposition of the Securities,or (v) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities.

         Section 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

         Section 12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 100 Federal Street, Mail Stop MA DE 10026A, Boston, MA 02110, attention of the Executive Vice President, General Counsel and Secretary.

         Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         Section 14. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       FLEETBOSTON FINANCIAL CORPORATION

                                       By:  /s/ JOHN R. RODEHORST
                                           -------------------------------------
                                            Name: John R. Rodehorst
                                            Title:   Assistant Treasurer



CONFIRMED AND ACCEPTED, as of the date first above written:

CREDIT SUISSE FIRST BOSTON CORPORATION
BEAR, STEARNS & CO. INC.
FLEET SECURITIES, INC.
By:  Credit Suisse First Boston Corporation

By:  /s/ ALAN GINSBERG
     ---------------------------------------
     Name: Alan Ginsberg
     Title: Managing Director

For themselves and as Representatives of the other several Underwriters named in Schedule II hereto.

                                   SCHEDULE I

Underwriting Agreement, dated November 14, 2001

Registration Statement No. 333-36444

Representatives:           Credit Suisse First Boston Corporation
                           11 Madison Avenue
                           New York, NY 10010

                           Bear, Stearns & Co. Inc.
                           245 Park Avenue, 4th Floor
                           New York, NY 10167

                           Fleet Securities, Inc.
                           26 Broadway
                           New York, NY 10004

Title, Purchase Price and Description of Securities:

         Title:  4 7/8%  Senior Notes due December 1, 2006

         Trustee:    The Bank of New York
                      101 Barclay Street, Floor 21 West
                      New York, New York 10286

         Principal amount:  $1,000,000,000

         Purchase price:   4 7/8% of principal amount plus accrued interest, if
                           any, from November 19, 2001 to the date of delivery

         Type of Funds:    Wire transfer of Federal (same day) funds

         Sinking fund provisions:  None

         Redemption provisions:    Redeemable by the Company in whole upon the
                                    occurrence of certain tax events as
                                    described in the prospectus supplement dated the date of this agreement

         Other provisions:  None

         Closing Date, Time and Location:   November 19, 2001
                                            10:00 a.m., New York time
                                            Sidley Austin Brown & Wood LLP
                                            875 Third Avenue
                                            New York, NY 10022

Type of Offering:  Delayed offering

Delayed Delivery Arrangements:  None

         Minimum Principal Amount for Delayed Delivery:  Not applicable

         Percentage:  Not applicable

Modification of items to be covered by the letter from
     PricewaterhouseCoopers LLP delivered pursuant to
     Section 5(e) at the Execution Time:   None

                                   SCHEDULE II

                                                                                 Principal Amount
                                                                                 of Securities to
                       Underwriters                                                be Purchased

Credit Suisse First Boston Corporation.......................................      $350,000,000
Bear, Stearns & Co. Inc......................................................       350,000,000
Fleet Securities, Inc........................................................       225,000,000
Keefe, Bruyette & Woods, Inc.................................................        25,000,000
Sandler O'Neill & Partners, L.P..............................................        25,000,000
Blaylock & Partners, L.P.....................................................         5,000,000
Guzman & Company.............................................................         5,000,000
Muriel Siebert & Co., Inc....................................................         5,000,000
Utendahl Capital Partners L.P................................................         5,000,000
The Williams Capital Group, L.P..............................................         5,000,000
                                                                                 --------------
                                     Total...................................    $1,000,000,000
                                                                                 ==============

                                  SCHEDULE III

                                                                                 Principal Amount
                                                                                    of Delayed
                       Underwriters                                             Delivery Contracts

Not applicable

                                   SCHEDULE IV

UNITED KINGDOM

         Each Underwriter represents and agrees that it and each of its affiliates: (a) has not offered or sold and, prior to the expiry of the period of six months from the time to closing, will not offer or sell any of the Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) has complied and will comply with all applicable provisions of the Financial Services Act 1986 (and, after they come into force, all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA")) with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) has only issued or passed on, and will only issue or pass on, in the United Kingdom, before the repeal of section 57 of the Financial Services Act 1986, any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, or is a person to whom such document may otherwise lawfully be issued or passed on. After the repeal of section 57 of the Act it will have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of senior notes in circumstances in which section 21(1) of the FSMA does not apply to us.

CANADA

Resale Restrictions

         The distribution of the Securities in Canada is being made only on a private placement basis exempt from the requirement that we prepare and file a prospectus with the securities regulatory authorities in each province where trades of Securities are made. Any resale of the Securities in Canada must be made under applicable securities laws, which will vary depending on the relevant jurisdiction, and which may require resales to be made under available statutory exemptions or under a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the Securities.

Representations of Purchasers

         By purchasing Securities in Canada and accepting a purchase confirmation a purchaser is representing to us and the dealer from whom the purchase confirmation is received that

- the purchaser is entitled under applicable provincial securities laws to purchase the securities without the benefit of a prospectus qualified under those securities laws,
- where required by law, that the purchaser is purchasing as principal and not as agent, and

- the purchaser has reviewed the text above under Resale Restrictions.

Rights of Action (Ontario Purchasers)

         The Securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by Ontario securities law. As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the U.S. federal securities laws.

Enforcement of Legal Rights

         All of the issuer's directors and officers as well as the experts named herein may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon the issuer or such persons. All or a substantial portion of the assets of the issuer and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the issuer or such persons in Canada or to enforce a judgement obtained in Canadian courts against such issuer or persons outside of Canada.

Taxation and Eligibility for Investment

         Canadian purchasers of Securities should consult their own legal and tax advisors with respect to the tax consequences of an investment in the Securities in their particular circumstances and about the eligibility of the Securities for investment by the purchaser under relevant Canadian legislation.

GERMANY

         In connection with the initial placement of any Securities in Germany, each of the Underwriters represents and agrees that it has not offered or sold and it will not offer or sell any Securities in Germany other than in compliance with the Securities Prospectus Act (Weitpapier-Verkaufsprospektgesetz) of 13th December, 1990 as amended, or any other law applicable in Germany governing the issue, offering and sale of securities.

THE NETHERLANDS

         Each of the Underwriters represents and agrees that it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in the Netherlands any Debt Securities other than to persons who trade or invest in securities in the conduct of a profession or business (which include banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises).

THE REPUBLIC OF FRANCE


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         Each of the Underwriters represents and agrees that the Securities are being issued outside of France, and that it, in connection with the initial distribution of the Securities, has not offered or sold and will not offer or sell any Securities in France, and that it has not distributed and will not distribute or cause to be distributed in France the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or any other offering material relating to the Securities.

JAPAN

         The Securities have not been and will not be registered under the Securities and Exchange Law of Japan and each of the Underwriters and each of its affiliates represents and agrees that it has not offered or sold, and it will not offer or sell, directly or indirectly, any of the Securities in or to or for the benefit of residents of Japan or to any persons for reoffering or resale, directly or indirectly, in Japan or to any resident of Japan, except pursuant to an exemption from the registration requirements of the Securities and Exchange Law available thereunder and in compliance with the other relevant laws and regulations of Japan. The term "resident of Japan" as used in this paragraph means any person resident in Japan, including any corporation or other entity organized under the laws of Japan.

HONG KONG

         Each of the Underwriters and each of its affiliates represents and agrees that: (a) it has not offered or sold, and it will not offer or sell, the Securities by means of any document to persons in Hong Kong other than persons whose ordinary business it is to buy or sell shares or debentures, whether as a principal or agent, or otherwise in circumstances which do not constitute an offer to the public within the meaning of the Hong Kong Companies Ordinance (Chapter 32 of the Laws of Hong Kong), and (b) unless it is a person permitted to do so under the securities laws of Hong Kong, it has not issued or had in its possession and will not issue or have in its possession for the purpose of issue any advertisement, invitation or document relating to the Notes other than with respect to Notes intended to be disposed of to persons outside Hong Kong or to be disposed of in Hong Kong only to persons whose business involves the acquisition, disposal or holding of securities, whether as principal or agent.




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